EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Mohammed Irfan Rafimiya Kazi, Chief Executive Officer and Chief Financial Officer of Cyber Apps World, Inc. (the “Company”) hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Quarterly Report on Form 10-Q of the Company for the period ended October 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2021

By: /s/ Mohammed Irfan Rafimiya Kazi

Mohammed Irfan Rafimiya Kazi

Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer, Principal Financial

Officer and Principal Accounting Officer)